UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2010

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Seaboard Industrial Avenue, Atlanta Georgia	30318-2825
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 5, 2010, Zep Inc. (“Zep”) filed a Current Report on Form 8-K to report its acquisition of Amrep, Inc (“Amrep”). Pursuant to the rules of the United States Securities Exchange Commission, we have 71 days after the date on which the Original Form 8-K was required to be filed to amend such filing to include audited financial statements of Amrep. This Form 8-K/A is being filed to provide such financial statements and pro forma financial information and does not make any other changes from the previously filed Form 8-K on January 5, 2009.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following information is filed as Exhibit 99.1 hereto and incorporated by reference herein:

Report of Independent Auditor

Consolidated Balance Sheet as of December 31, 2009

Condensed Consolidated Statement of Operations for the year ended December 31, 2009

Consolidated Statements of Shareholder’s Deficit for the year ended December 31, 2009

Consolidated Statement of Cash Flows for the year ended December 31, 2009

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information.

The following information is filed as Exhibit 99.2 hereto and incorporated by reference herein:

Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 2009

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended August 31, 2009

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended November 30, 2009

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants for Amrep, Inc.

99.1	Audited consolidated financials statements of Amrep, Inc. as of December 31, 2009 and for the year in the period then ended.

99.2	Unaudited pro forma condensed combined financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2010

Zep Inc.

By:	/s/ Mark R. Bachmann
Mark R. Bachmann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants for Amrep, Inc.

99.1	Audited consolidated financials statements of Amrep, Inc. as of December 31, 2009 and for the year in the period then ended.

99.2	Unaudited pro forma condensed combined financial statements.